Exhibit 10.4
JOINDER
The undersigned is executing and delivering this Joinder pursuant to the Reclassification Agreement dated as of June 30, 2022 (as amended, modified and supplemented from time to time, the “Reclassification Agreement”), by and among Constellation Brands, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Reclassification Agreement.
By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Reclassification Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Reclassification Agreement, and the undersigned will be deemed for all purposes to be a Stockholder and the undersigned’s Class A Common Stock will be deemed for all purposes to be Covered Shares under the Reclassification Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.
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Signature

____________________________________
Print Name
Address:_____________________________ ________________________________________________________________________

Agreed and Accepted as of
________________, 20___:

CONSTELLATION BRANDS, INC.
By: ________________________
Its: ________________________